EXHIBIT 32.2

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Yanbin Wang, Chief Financial Officer of China 9D Construction Group, a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-KSB for the year ended September 30, 2007 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 9, 2008                          /s/ Yanbin Wang
                                               ---------------------------------
                                               Yanbin Wang
                                               Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.